FOURTH QUARTER 2022 RESULTS NASDAQ: FULT Data as of or for the period ended December 31, 2022 unless otherwise noted

This presentation may contain forward-looking statements with respect to the Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," “projects,” the negative of these terms and other comparable terminology. These forward-looking statements may include projections of, or guidance on, the Corporation’s future financial performance, expected levels of future expenses, including future credit losses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation’s business or financial results. Management’s "2023 Outlook "contained herein is comprised of forward-looking statements. Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, the statements are based on current beliefs, expectations and assumptions regarding the future of the Corporation’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2021, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022, June 30, 2022 and September 30, 2022, and other current and periodic reports, which have been or will be filed with the Securities and Exchange Commission (the "SEC") and are or will be available in the Investor Relations section of the Corporation’s website (www.fultonbank.com) and on the SEC’s website (www.sec.gov). The Corporation uses certain financial measures in this presentation that have been derived by methods other than generally accepted accounting principles ("GAAP"). These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. FORWARD-LOOKING STATEMENTS 2

(1) Non-GAAP financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. INCOME STATEMENT SUMMARY 3 4Q22 3Q22 4Q21 (dollars in thousands, except per-share data) Net interest income $225,911 $215,582 $165,613 Provision for credit losses 14,513 18,958 (5,000) Non-interest income 54,322 59,215 63,876 Securities gains (losses) (1) (53) 5 Non-interest expense 166,568 162,552 154,019 Merger-related expenses 1,894 7,006 — Income before income taxes 97,257 86,228 80,475 Income taxes 15,424 15,357 18,588 Net income 81,833 70,871 61,887 Preferred stock dividends (2,562) (2,562) (2,562) Net income available to common shareholders $79,271 $68,309 $59,325 Net income available to common shareholders, per share (diluted) $0.47 $0.40 $0.37 Operating net income available to common shareholders, per share (diluted)(1) $0.48 $0.48 $0.37 ROAA 1.23% 1.07% 0.94% Operating ROAA(1) 1.26% 1.25% 0.94% ROAE 13.70% 11.24% 9.34% ROAE (tangible)(1) 18.59% 17.31% 11.89% Efficiency ratio(1) 58.1% 57.8% 65.2%

NET INTEREST INCOME AND MARGIN Net Interest Income & Net Interest Margin Average Interest-Earning Assets & Yields Average Deposits and Borrowings & Cost of Funds (DOLLARS IN MILLIONS) (DOLLARS IN BILLIONS) (DOLLARS IN BILLIONS) 4 $22 $21 $22 $22 $21 $1 $1 $1 $1 $2 0.21% 0.21% 0.20% 0.31% 0.72% 0.11% 0.11% 0.11% 0.18% 0.42% Cost of Deposits Cost of Funds Borrowings Deposits 4Q21 1Q22 2Q22 3Q22 4Q22 $10 $15 $20 $25 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% $166 $161 $179 $216 $226 2.77% 2.78% 3.04% 3.54% 3.69% Net Interest Income Net Interest Margin (Fully-taxable equivalent basis, or FTE) 4Q21 1Q22 2Q22 3Q22 4Q22 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 $220 2.50% 2.75% 3.00% 3.25% 3.50% 3.75% 4.00% $18 $18 $19 $20 $20 $6 $6 $5 $5 $5 2.96% 2.98% 3.24% 3.83% 4.36% Loans Securities & Other Interest-Earning Asset Yield (FTE) 4Q21 1Q22 2Q22 3Q22 4Q22 $5 $10 $15 $20 2.00% 4.00% 6.00% 8.00%

ASSET QUALITY (DOLLARS IN MILLIONS) Provision for Credit Losses Non-Performing Loans (NPLs) & NPLs to Loans Net Charge-offs (NCOs) and NCOs to Average Loans ACL(1) to NPLs & Loans 5 1. The allowance for credit losses (“ACL”) relates specifically to "Loans, net of unearned income" and does not include the ACL related to off-balance-sheet credit exposures. 2. Non-GAAP financial measure. Please refer to the calculation and management's reasons for using this measure on the slide titled "Non-GAAP Reconciliation" at the end of this presentation. 3. Includes the CECL Day 1 provision for credit losses of $8.0 million for the acquired Prudential Bancorp loan portfolio. $(5) $(7) $2 $19 $15 4Q21 1Q22 2Q22 3Q22 4Q22 $(10) $(5) $— $5 $10 $15 $20 $152 $161 $174 $193 $172 0.83% 0.87% 0.92% 0.98% 0.85% NPL NPLs/Loans 4Q21 1Q22 2Q22 3Q22 4Q22 $100 $125 $150 $175 $200 0.00% 0.50% 1.00% $3 $(1) $(4) $0 $120.07% -0.02% -0.08% 0.01% 0.23% Net charge-offs/(recoveries) NCOs/Average Loans (annualized) 4Q21 1Q22 2Q22 3Q22 4Q22 $(5) $0 $5 $10 $15 $20 $25 (0.50)% (0.25)% 0.00% 0.25% 0.50% 164% 151% 143% 138% 157% 1.38% 1.33% 1.32% 1.36% 1.33% 1.36% 1.32% 1.31% 1.35% 1.33% ACL/NPLs ACL/Loans excl PPP(2) ACL/Loans 4Q21 1Q22 2Q22 3Q22 4Q22 50% 75% 100% 125% 150% 175% 200% 0.75% 1.00% 1.25% 1.50% 1.75% 2.00% 2.25% (3)

NON-INTEREST INCOME(1) (1) Excluding investment securities gains Three months ended December 31, 2022 (percent of total non-interest income) 6 Non-interest income decreased 8% from 3Q22(1) Driven primarily by: n Commercial banking customer swap fees and cash management fees. n Mortgage Banking income as a result of lower volumes and spreads. n Consumer banking overdraft fees. 32% 4% 23% 34% 7% Wealth Management Mortgage Banking Consumer Banking Commercial Banking Other 4Q22 3Q22 Change (dollars in thousands) n Commercial Banking $18,604 $20,808 ($2,204) n Wealth Management 17,531 17,610 (79) n Consumer Banking 12,075 13,275 (1,200) n Mortgage Banking 2,140 3,720 (1,580) n Other 3,972 3,802 170 Total $54,322 $59,215 ($4,893)

NON-INTEREST EXPENSE(1) Three months ended December 31, 2022 (percent of total non-interest expense) 7 56% 8% 9% 7% 20% Salaries and Benefits Occupancy Data Processing and Software Other Outside Services Other 4Q22 3Q22 Change (dollars in thousands) n Salaries and Benefits $92,733 $94,283 ($1,550) n Data Processing and Software 15,448 15,807 (359) n Occupancy 14,061 14,025 36 n Other Outside Services 10,860 9,361 1,499 n Other 33,466 29,076 4,390 Total $166,568 $162,552 $4,016 Non-interest expense, excluding merger-related expenses, increased 2.5% from 3Q22 Driven primarily by: Increases in: n Other expense primarily due to a $1.9 million contingent liability, $0.8 million for branch- related closures, $0.6 million in fraud-related losses and $0.5 million in marketing expenses. n Other Outside Services driven by technology-related services. Decreases in: n Salaries and benefits of $1.6 million, or 1.6%. . (1) Excluding merger-related expenses

CAPITAL POSITION REMAINS STRONG(1) 8 1. Regulatory capital ratios and excess capital amounts as of December 31, 2022 are preliminary. 2. Excesses shown are to regulatory minimums, including the 250 basis point capital conservation buffer, except for Tier 1 Leverage which is the well-capitalized minimum. 9.4% 10.0% 10.8% 13.5% Regulatory Minimums Excess(2) Tier 1 Leverage CE Tier 1 Tier 1 Risk-Based Total Risk-Based —% 2.5% 5.0% 7.5% 10.0% 12.5% 15.0% 17.5% $1,142 $524 $668 $681 (as of December 31, 2022) (dollars in millions)

2023 OUTLOOK 9 Net interest income: $895 - $915 million(1) Non-interest income: $220 - $235 million(2) Non-interest expense: $645 - $665 million Effective tax rate: 19.0% +/- (1) On an fully-taxable equivalent basis and assumes Fed Funds Rate increases of 50 bps in February 2023 and 25 bps in March 2023. (2) Excludes investment securities gains.

NON-GAAP RECONCILIATION 10 Note: The Corporation has presented the following non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Three months ended (dollars in thousands) Dec 31 Sep 30 Dec 31 2022 2022 2021 Operating net income available to common shareholders Net income available to common shareholders $79,271 $68,309 $59,325 Plus: Core deposit intangible amortization 514 514 — Plus: Merger-related expenses 1,894 7,006 — Plus: CECL Day 1 Provision expense — 7,954 — Less: Tax impact of adjustments (506) (3,250) — Operating net income available to common shareholders (numerator) $81,173 $80,533 $59,325 Weighted average shares (diluted) (denominator) 169,136 168,781 162,355 Operating net income available to common shareholders, per share (diluted) $0.48 $0.48 $0.37

NON-GAAP RECONCILIATION 11 (dollars in thousands) Three months ended Dec 31 Sep 30 Dec 31 2022 2022 2021 Operating return on average assets Net income $81,833 $70,871 $61,887 Plus: Core deposit intangible amortization 514 514 — Plus: Merger-related expenses 1,894 7,006 — Plus: CECL Day 1 Provision expense — 7,954 — Less: Tax impact of adjustments (506) (3,250) — Operating net income (numerator) $83,735 $83,095 $61,887 Total average assets (denominator) $26,386,355 $26,357,095 $26,136,536 Operating return on average assets 1.26% 1.25% 0.94%

NON-GAAP RECONCILIATION 12 Three months ended (dollars in thousands) Dec 31 Sep 30 Dec 31 2022 2022 2021 Return on average common shareholders' equity (tangible) Net income available to common shareholders $79,271 $68,309 $59,325 Plus: Intangible amortization 688 690 146 Plus: CECL Day 1 Provision expense — 7,954 — Plus: Merger-related expenses 1,894 7,006 — Less: Tax impact of adjustments (542) (3,287) (32) Operating net income available to common shareholders (numerator) $81,311 $80,672 $59,439 Average shareholders' equity $2,489,148 $2,604,057 $2,713,198 Less: Average preferred stock (192,878) (192,878) (192,878) Less: Average goodwill and intangible assets (561,219) (562,285) (536,638) Average tangible common shareholders' equity (denominator) $1,735,051 $1,848,894 $1,983,682 Return on average common shareholders' equity (tangible) 18.59% 17.31% 11.89%

NON-GAAP RECONCILIATION 13 (dollars in thousands) Three months ended Dec 31 Sep 30 Dec 31 Efficiency ratio 2022 2022 2021 Non-interest expense $168,462 $169,558 $154,019 Less: Amortization of tax credit investments (696) (696) (1,547) Less: Intangible amortization (688) (690) (146) Less: Merger-related expenses (1,894) (7,006) — Less: Debt extinguishment costs — — (674) Non-interest expense (numerator) $165,184 $161,166 $151,652 Net interest income $225,911 $215,582 $165,613 Tax equivalent adjustment 4,310 3,970 3,184 Plus: Total non-interest income 54,321 59,162 63,881 Less: Investment securities (gains) losses, net 1 53 (5) Total revenue (denominator) $284,543 $278,767 $232,673 Efficiency ratio 58.1% 57.8% 65.2% Dec 31 Sep 30 Jun 30 Mar 31 Dec 31 Asset Quality, excluding PPP 2022 2022 2022 2022 2021 ACL - loans (numerator) $269,366 $266,838 $248,564 $243,705 $249,001 Net loans $20,279,547 $19,695,199 $18,920,950 $18,476,119 $18,325,350 Less: PPP loans (20,398) (32,090) (72,423) (164,277) (301,253) Total adjusted loans (denominator) $20,259,149 $19,663,109 $18,848,527 $18,311,842 $18,024,097 ACL - loans to total adjusted loans 1.33% 1.36% 1.32% 1.33% 1.38%